                                                                   EXHIBIT 10.94

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

         Supplemental Indenture (this "Supplemental Indenture"), dated as of
August 6, 2003, among L-3 Communications Aeromet, Inc., an Oregon corporation,
AMI Instruments, Inc., an Oklahoma corporation, Apcom, Inc., a Maryland corporation, Broadcast Sports Inc., a Delaware corporation, Celerity Systems
Incorporated, a California corporation, EER Systems, Inc., a Virginia corporation, Electrodynamics, Inc., an Arizona corporation, L-3 Communications
Aerospace Component Overhaul & Repair, Inc., a Delaware corporation, L-3
Communications Avionics Systems, Inc., a Delaware corporation, L-3
Communications FlightSystems Corporation, an Ohio corporation, Henschel Inc., a
Delaware corporation, Hygienetics Environmental Services, Inc., a Delaware
corporation, Interstate Electronics Corporation, a California corporation, KDI
Precision Products, Inc., a Delaware corporation, L-3 Communications AIS GP
Corporation, a Delaware corporation, L-3 Communications Analytics Corporation, a
California corporation, L-3 Communications Atlantic Science and Technology
Corporation, a New Jersey corporation, L-3 Communications Aydin Corporation, a
Delaware corporation, L-3 Communications ESSCO, Inc., a Delaware corporation,
L-3 Communications ILEX Systems, Inc., a Delaware corporation, L-3
Communications IMC Corporation, a Connecticut corporation, L-3 Communications
Integrated Systems L.P., a Delaware limited partnership, L-3 Communications
Investments, Inc., a Delaware corporation, L-3 Communications Security and
Detection Systems Corporation Delaware, a Delaware corporation, L-3
Communications Security and Detection Systems Corporation California, a
California corporation, L-3 Communications SPD Technologies, Inc., a Delaware
corporation, L-3 Communications Storm Control Systems, Inc., a California
corporation, L-3 Communications TMA Corporation, a Virginia corporation, L-3
Communications Westwood Corporation, a Nevada corporation, MCTI Acquisition
Corporation, a Maryland Corporation, Microdyne Communications Technologies
Incorporated, a Maryland corporation, Microdyne Corporation, a Maryland corporation, Microdyne Outsourcing Incorporated, a Maryland corporation, MPRI,
Inc., a Delaware corporation, Pac Ord Inc., a Delaware corporation, Power
Paragon, Inc., a Delaware corporation, Ship Analytics, Inc., a Connecticut corporation, Ship Analytics International, Inc., a Delaware corporation, Ship
Analytics USA, Inc., a Connecticut corporation, Southern California Microwave,
Inc., a California corporation, SPD Electrical Systems, Inc., a Delaware corporation, SPD Holdings, Inc., a Delaware corporation, SPD Switchgear Inc., a
Delaware corporation, SYColeman Corporation, a Florida corporation, Telos
Corporation, a California corporation, Troll Technology Corporation, a
California corporation, Wescam Air Ops Inc., a Delaware corporation, Wescam Air
Ops LLC, a Delaware limited liability company, Wescam Holdings (US) Inc., a
Delaware corporation, Wescam Incorporated, a Florida corporation, Wescam LLC, a
Delaware limited liability company, Wescam Sonoma Inc., a California corporation and Wolf Coach, Inc., a Massachusetts corporation (each, a "Guaranteeing
Subsidiary", and collectively, the "Guaranteeing Subsidiaries"), each a subsidiary of L-3 Communications Corporation (or its permitted successor), a
Delaware corporation (the "Company"), the Company and The Bank of New York, as
trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the
Trustee an indenture (the "Indenture"), dated as of June 28, 2002 providing for the issuance of an aggregate principal amount of up to $750,000,000 of 7 5/8%
Senior Subordinated Notes due 2012 (the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances the
Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary
Guarantee"); and

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the
Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

          (a)  Such Guaranteeing Subsidiary, jointly and severally with all other current and future guarantors of the Notes (collectively, the "Guarantors" and each, a "Guarantor"), unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, regardless of the validity and enforceability of the Indenture, the Notes or the Obligations of the Company under the Indenture or the Notes, that:

               (i)  the principal of, premium, interest and Additional Amounts, if any, on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or
                    otherwise, and interest on the overdue principal of,
                    premium, interest and Additional Amounts, if any, on the
                    Notes, to the extent lawful, and all other Obligations of
                    the Company to the Holders or the Trustee thereunder or
                    under the Indenture will be promptly paid in full, all in
                    accordance with the terms thereof; and

               (ii) in case of any extension of time for payment or renewal of any Notes or any of such other Obligations, that the same
                    will be promptly paid in full when due in accordance with
                    the terms of the extension or renewal, whether at stated
                    maturity, by acceleration or otherwise.

          (b)  Notwithstanding the foregoing, in the event that this Subsidiary
               Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guaranteeing Subsidiary under this Supplemental Indenture and its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

         3. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

          (a)  To evidence its Subsidiary Guarantee set forth in this
               Supplemental Indenture, such Guaranteeing Subsidiary hereby agrees that a notation of such Subsidiary Guarantee substantially in the form of Exhibit F to the Indenture shall be endorsed by an officer of such Guaranteeing Subsidiary on each Note
               authenticated and delivered by the Trustee after the date hereof.

          (b)  Notwithstanding the foregoing, such Guaranteeing Subsidiary hereby agrees that its Subsidiary Guarantee set forth herein shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

          (c)  If an Officer whose signature is on this Supplemental Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a Subsidiary
               Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

          (d)  The delivery of any Note by the Trustee, after the authentication thereof under the Indenture, shall constitute due delivery of the

               Subsidiary Guarantee set forth in this Supplemental Indenture on behalf of each Guaranteeing Subsidiary.

          (e)  Each Guaranteeing Subsidiary hereby agrees that its obligations hereunder shall be unconditional, regardless of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

          (f)  Each Guaranteeing Subsidiary hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its
               Subsidiary Guarantee made pursuant to this Supplemental Indenture will not be discharged except by complete performance of the
               Obligations contained in the Notes and the Indenture.

          (g)  If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guaranteeing
               Subsidiary, or any custodian, Trustee, liquidator or other similar official acting in relation to either the Company or such
               Guaranteeing Subsidiary, any amount paid by either to the Trustee or such Holder, the Subsidiary Guarantee made pursuant to this
               Supplemental Indenture, to the extent theretofore discharged, shall be reinstated in full force and effect.

          (h)  Each Guaranteeing Subsidiary agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Obligations guaranteed hereby until payment in full of all
               Obligations guaranteed hereby. Each Guaranteeing Subsidiary further agrees that, as between such Guaranteeing Subsidiary, on the one hand, and the Holders and the Trustee, on the other hand:

               (i)  the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for
                    the purposes of the Subsidiary Guarantee made pursuant to
                    this Supplemental Indenture, notwithstanding any stay,
                    injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby; and

               (ii) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by such Guaranteeing Subsidiary for the purpose of the Subsidiary Guarantee made pursuant to
                    this Supplemental Indenture.

          (i)  Each Guaranteeing Subsidiary shall have the right to seek contribution from any other non-paying Guaranteeing Subsidiary so long as the exercise of such right does not impair the rights of the Holders or the Trustee under the Subsidiary Guarantee made pursuant to this Supplemental Indenture.

         4. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

          (a)  Except as set forth in Articles 4 and 5 of the Indenture, nothing contained in the Indenture, this Supplemental Indenture or in the
               Notes shall prevent any consolidation or merger of any
               Guaranteeing Subsidiary with or into the Company or any other
               Guarantor or shall prevent any transfer, sale or conveyance of the property of any Guaranteeing Subsidiary as an entirety or substantially as an entirety, to the Company or any other
               Guarantor.

          (b)  Except as set forth in Article 4 of the Indenture, nothing contained in the Indenture, this Supplemental Indenture or in the
               Notes shall prevent any consolidation or merger of any
               Guaranteeing Subsidiary with or into a corporation or
               corporations other than the Company or any other Guarantor (in each case, whether or not affiliated with the Guaranteeing
               Subsidiary), or successive consolidations or mergers in which a
               Guaranteeing Subsidiary or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of any Guaranteeing Subsidiary as an entirety or
               substantially as an entirety, to a corporation other than the
               Company or any other Guarantor (in each case, whether or not affiliated with the Guaranteeing Subsidiary) authorized to acquire and operate the same; provided, however, that each
               Guaranteeing Subsidiary hereby covenants and agrees that (i)
               subject to the Indenture, upon any such consolidation, merger, sale or conveyance, the due and punctual performance and
               observance of all of the covenants and conditions of the
               Indenture and this Supplemental Indenture to be performed by such
               Guaranteeing Subsidiaries, shall be expressly assumed (in the event that such Guaranteeing Subsidiary is not the surviving corporation in the merger), by supplemental indenture
               satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into

               which such Guaranteeing Subsidiary shall have been merged, or by the corporation which shall have acquired such property and (ii)
               immediately after giving effect to such consolidation, merger, sale or conveyance no Default or Event of Default exists.

          (c)  In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee made pursuant to this Supplemental Indenture and the due and punctual
               performance of all of the covenants and conditions of the
               Indenture and this Supplemental Indenture to be performed by such
               Guaranteeing Subsidiary, such successor corporation shall succeed to and be substituted for such Guaranteeing Subsidiary with the same effect as if it had been named herein as the Guaranteeing
               Subsidiary. Such successor corporation thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon the Notes issuable under the Indenture which theretofore shall not have been signed by the Company and delivered to the
               Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture and this Supplemental Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture and this Supplemental Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

         5. RELEASES.

          (a)  Concurrently with any sale of assets (including, if applicable, all of the Capital Stock of a Guaranteeing Subsidiary), all
               Liens, if any, in favor of the Trustee in the assets sold thereby shall be released; provided that in the event of an Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the provisions of Section 4.10 of the
               Indenture. If the assets sold in such sale or other disposition include all or substantially all of the assets of a Guaranteeing
               Subsidiary or all of the Capital Stock of a Guaranteeing
               Subsidiary, then the Guaranteeing Subsidiary (in the event of a sale or other disposition of all of the Capital Stock of such
               Guaranteeing Subsidiary) or the Person acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guaranteeing Subsidiary) shall be released from and relieved of its Obligations under this
               Supplemental Indenture and its Subsidiary Guarantee made pursuant hereto; provided that in the event of an Asset Sale, the Net
               Proceeds from such sale or other disposition are treated in accordance with the

               provisions of Section 4.10 of the Indenture. Upon delivery by the
               Company to the Trustee of an Officers' Certificate to the effect that such sale or other disposition was made by the Company or the Guaranteeing Subsidiary, as the case may be, in accordance with the provisions of the Indenture and this Supplemental
               Indenture, including without limitation, Section 4.10 of the
               Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guaranteeing
               Subsidiary from its Obligations under this Supplemental Indenture and its Subsidiary Guarantee made pursuant hereto. If the
               Guaranteeing Subsidiary is not released from its obligations under its Subsidiary Guarantee, it shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of such Guaranteeing Subsidiary under the
               Indenture as provided in this Supplemental Indenture.

          (b)  Upon the designation of a Guaranteeing Subsidiary as an
               Unrestricted Subsidiary in accordance with the terms of the
               Indenture, such Guaranteeing Subsidiary shall be released and relieved of its obligations under its Subsidiary Guarantee and this Supplemental Indenture. Upon delivery by the Company to the
               Trustee of an Officers' Certificate and an Opinion of Counsel to
               the effect that such designation of such Guaranteeing Subsidiary as an Unrestricted Subsidiary was made by the Company in
               accordance with the provisions of the Indenture, including without limitation Section 4.07 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of such Guaranteeing Subsidiary from its obligations under its Subsidiary Guarantee. Any Guaranteeing
               Subsidiary not released from its Obligations under its Subsidiary
               Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other Obligations of any
               Guaranteeing Subsidiary under the Indenture as provided herein.

          (c)  Each Guaranteeing Subsidiary shall be released and relieved of its obligations under this Supplemental Indenture in accordance with, and subject to, Section 4.18 of the Indenture.

         6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guaranteeing
Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the
Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the
Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not

be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

         7. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No
Guaranteeing Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees.
Notwithstanding the foregoing sentence, the Subsidiary Guarantee of each
Guaranteeing Subsidiary shall be subordinated to the prior payment in full of all Senior Debt of that Guaranteeing Subsidiary (in the same manner and to the same extent that the Notes are subordinated to Senior Debt), which shall include all guarantees of Senior Debt.

         8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         9. COUNTERPARTS. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental
Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: August 6, 2003               L-3 COMMUNICATIONS CORPORATION

                                    By: /s/ Christopher C. Cambria
                                        ------------------------------------
                                        Name:
                                        Title:

Dated: August 6, 2003            L-3 COMMUNICATIONS AEROMET, INC.
                                 AMI INSTRUMENTS, INC.
                                 APCOM, INC.
                                 BROADCAST SPORTS INC.
                                 CELERITY SYSTEMS INCORPORATED
                                 EER SYSTEMS, INC.
                                 ELECTRODYNAMICS, INC.
                                 L-3 COMMUNICATIONS AEROSPACE COMPONENT
                                          OVERHAUL & REPAIR, INC.
                                 L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
                                 L-3 COMMUNICATIONS FLIGHTSYSTEMS CORPORATION
                                 HENSCHEL INC.
                                 HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                                 INTERSTATE ELECTRONICS CORPORATION
                                 KDI PRECISION PRODUCTS, INC.
                                 L-3 COMMUNICATIONS AIS GP CORPORATION
                                 L-3 COMMUNICATIONS ANALYTICS
                                          CORPORATION
                                 L-3 COMMUNICATIONS ATLANTIC SCIENCE AND
                                          TECHNOLOGY CORPORATION
                                 L-3 COMMUNICATIONS AYDIN CORPORATION
                                 L-3 COMMUNICATIONS ESSCO, INC.
                                 L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                                 L-3 COMMUNICATIONS IMC CORPORATION
                                 L-3 COMMUNICATIONS INTEGRATED
                                          SYSTEMS L.P.
                                 L-3 COMMUNICATIONS INVESTMENTS, INC.
                                 L-3 COMMUNICATIONS SECURITY AND
                                          DETECTION SYSTEMS CORPORATION
                                          DELAWARE
                                 L-3 COMMUNICATIONS SECURITY AND
                                          DETECTION SYSTEMS CORPORATION
                                          CALIFORNIA
                                 L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.
                                 L-3 COMMUNICATIONS STORM CONTROL
                                          SYSTEMS, INC.
                                 L-3 COMMUNICATIONS TMA CORPORATION
                                 L-3 COMMUNICATIONS WESTWOOD CORPORATION
                                 MCTI ACQUISITION CORPORATION
                                 MICRODYNE COMMUNICATIONS TECHNOLOGIES
                                          INCORPORATED
                                 MICRODYNE CORPORATION
                                 MICRODYNE OUTSOURCING INCORPORATED
                                 MPRI, INC.
                                 PAC ORD INC.
                                 POWER PARAGON, INC.

                                 SHIP ANALYTICS, INC.
                                 SHIP ANALYTICS INTERNATIONAL, INC.
                                 SHIP ANALYTICS USA, INC.
                                 SOUTHERN CALIFORNIA MICROWAVE, INC.
                                 SPD ELECTRICAL SYSTEMS, INC.
                                 SPD HOLDINGS, INC.
                                 SPD SWITCHGEAR INC.
                                 SYCOLEMAN CORPORATION
                                 TELOS CORPORATION
                                 TROLL TECHNOLOGY CORPORATION
                                 WESCAM AIR OPS INC.
                                 WESCAM AIR OPS LLC
                                 WESCAM INCORPORATED
                                 WESCAM LLC
                                 WESCAM SONOMA INC.
                                 WESCAM HOLDINGS (US) INC.
                                 WOLF COACH, INC.
                                          As Guaranteeing Subsidiaries

                                 By: /s/ Christopher C. Cambria
                                     -------------------------------------
                                     Name:
                                     Title:

Dated:  August 6, 2003           THE BANK OF NEW YORK,
                                 as Trustee

                                 By: /s/ James E. Logan
                                     ----------------------------------
                                     Name:
                                     Title: